UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DSE FISHMAN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DSE FISHMAN, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JANUARY 26, 2007

As a stockholder of DSE, Fishman, Inc., a Nevada corporation (the “COMPANY”), you are hereby given notice of and invited to attend in person or by proxy an Annual Meeting of Stockholders of the Company and any adjournments thereof (the “ANNUAL MEETING”) to be held at The Yocca Law Firm LLP, 19900 MacArthur Blvd., Suite 650, Irvine, California 92612 on Friday, January 26, 2007, at 6:00 p.m., local time, subject to adjournments, for the purpose of considering the following proposals:

1.	To elect one (1) director to serve until the fiscal 2007 annual meeting and until his respective successor(s) are elected; and
2.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on Thursday, December 28, 2006, as the record date (the “RECORD DATE’) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

PLEASE EXPRESS YOURSELF BY VOTING AS SOON AS POSSIBLE FOR OR AGAINST THE PROPOSAL IN THE MANNER DESCRIBED ON THE ENCLOSED PROXY.

By Order of the Board of Directors
/s/ Thomas C. Hemingway
THOMAS C. HEMINGWAY
Director, Chief Executive Officer, President and Chief Financial Officer

Irvine, California
November 28, 2006

YOUR VOTE IS IMPORTANT - PLEASE VOTE PROMPTLY
RECORD HOLDERS MAY VOTE BY PROXY
IN ANY MANNER DESCRIBED ON THE ENCLOSED PROXY CARD.

DSE FISHMAN, INC.
2355 MAIN ST., SUITE 120
IRVINE, CALIFORNIA 92614

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JANUARY 26, 2007

TO OUR STOCKHOLDERS:

This Proxy Statement is furnished to stockholders of DSE Fishman, Inc. (the “COMPANY”) for use at an Annual Meeting of Stockholders to be held at The Yocca Law Firm LLP, 19900 MacArthur Blvd., Suite 650, Irvine, California 92612, on Friday, January 26, 2007, at 6:00 p.m., local time, or at any adjournments thereof (the “ANNUAL MEETING”). The enclosed proxy is being solicited by the Board of Directors of the Company (the “BOARD”) and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed and dated proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting shall be taken at the close of business on Thursday, December 28, 2006 (the “RECORD DATE”). This Proxy Statement and the enclosed proxy card shall be first sent or given to such stockholders on or about Friday December 29, 2006.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the proposal to elect one (1) director and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote for or against the nominee for the director. The election of the director will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock.

We do not anticipate any other matters arising at the Annual Meeting. For any other matters that could conceivably arise, the affirmative vote of at least a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock would be required to take any stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the record holders of a majority of the votes entitled to be cast by all record holders of the Common Stock on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The total issued and outstanding shares of Common Stock as of November 10, 2006, consisted of 1,750,000 shares.

If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as being in favor of adjournment.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters, an abstention will have the same effect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxy designated on the proxy card in accordance with the stockholder’s instructions. The proxy for the stockholders is Thomas C. Hemingway. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so modified should not be mailed to the Company.

If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominee for director, and (b) at the discretion of the proxy, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. When a stockholder returns a signed and dated proxy card, the stockholder gives the proxy the discretionary authority to vote on the stockholder’s behalf on any other matter that is properly brought before the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournments of the Annual Meeting in the manner specified.

Any stockholder of record giving a proxy has the unconditional right to revoke it at any time before it is voted by certain acts inconsistent with that proxy, including notifying the President of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

Stockholder proposals may be submitted for inclusion in the Company’s proxy statement for next year’s annual meeting provided that the written proposal is received by the Company no later than October 1, 2007 These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by the Company no later than October 1, 2007. The Company currently anticipates holding its next annual stockholder meeting in January of 2008.

ANNUAL REPORT

A copy of the Company's 2006 Annual Report, including financial statements, is being mailed with this Proxy Statement to stockholders of record on the Record Date and is hereby incorporated herein by reference.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THOMAS C. HEMINGWAY, DSE FISHMAN, INC., 2355 MAIN STREET, SUITE 120, IRVINE, CALIFORNIA 92614.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE
ELECTION OF DIRECTOR

One (1) director, Thomas C. Hemingway, is nominated to be re-elected as the sole director of the Company at the Annual Meeting. If re-elected, the director will hold office until the fiscal 2007 annual meeting of the stockholders or until his respective successor(s) are duly elected and qualified. The election of the director will be decided by a plurality of the votes entitled to be cast at the Annual Meeting by holders of Common Stock. The nominee has consented to serve if elected, but, if the nominee becomes unable to serve, the persons named as proxy may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominee will be unable to serve.

The following person currently serves as the sole Director of the Company and has been nominated for re-election at the Annual Meeting to continue to serve as the sole Director of the Company:

Name	Age	Position with Company
Thomas C. Hemingway	50	Director, Chief Executive Officer, President, and Chief Financial Officer

BIOGRAPHICAL INFORMATION OF NOMINEE

Thomas C. Hemingway has been the Chief Executive Officer, President, and Chief Financial Officer of the Company since May 9, 2006. Mr. Hemingway has also been a director of the Company since May 9, 2006, and the sole director of the Company since June 6, 2006. Mr. Hemingway was the President and CEO of Oxford Media, Inc., a provider of video-on-demand services to the hospitality industry, from June 2005 to May 2006. From October 1, 1999 to August 2004, Mr. Hemingway was Chief Executive Officer and Chairman of the Board of Oxford Media Corp., a wholly-owned subsidiary of Oxford Media, Inc. Also, from August 5, 1998 through 2004, Mr. Hemingway was the Chief Executive Officer and Chairman of the Board of Esynch Corporation, a software manufacturer and developer.

THE BOARD OF DIRECTORS URGE STOCKHOLDERS TO VOTE “FOR”
THE NOMINEE NAMED IN THIS PROXY STATEMENT

Unless Marked to the Contrary, Proxies Will be Voted For the Nominee Named In This Proxy Statement

MANAGEMENT

The following table sets forth the name, age and positions of Thomas C. Hemingway who currently serves as the Company’s sole executive officer and director. Biographical information about Mr. Hemingway is provided under the heading “Proposal One Election of Director.”

Name	Age	Position with Company
Thomas C. Hemingway	50	Director, Chief Executive Officer, President, and Chief Financial Officer

INFORMATION REGARDING THE BOARD OF
DIRECTORS AND ITS COMMITTEES

The business of the Company is managed under the direction of the Board of Directors. During fiscal year 2006, the Board of Directors was initially comprised of two members, consisting of Peter Moroz and Lisa Fincher. On May 9, 2006, the Company acquired Great American Coffee Company, Inc., a California Corporation (“GACC”). As a result of the merger of GACC Acquisition Corp, a California corporation and newly formed wholly-owned subsidiary of the Company, with and into GACC, with GACC surviving as a wholly owned subsidiary of the Company (the “Merger”), on May 9, 2006 Peter Moroz and Lisa Fincher resigned as our directors, and Lisa Fincher resigned as our President, Chief Executive Officer and Chief Financial Officer. The resignations of Mr. Moroz and Ms. Fisher were not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Effective May 9, 2006, Thomas C. Hemingway and Keith A. Rosenbaum became directors of the Company and Thomas C. Hemingway became the Company’s Chief Executive Officer, President and Chief Financial Officer. On June 6, 2006, Keith A. Rosenbaum resigned from our Board of Directors. The resignation of Mr. Rosenbaum was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

We do not have a standing audit, nominating or compensation committee. As a small company, our sole director performs the functions otherwise associated with audit, nominating and compensation committees.

NOMINATING COMMITTEE FUNCTIONS

Since we do not have a nominating committee, all of the members of the Board of Directors participate in the consideration of director nominees. The Board of Directors has determined that our sole director is not independent under the independence standards of the Nasdaq Stock Market. We do not currently have a written nominating committee charter or similar document.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES FOR THE BOARD OF DIRECTORS

Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates that may come to our attention through current board members or associates, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

Our Board of Directors considers any candidates recommended by stockholders when the nominations are properly submitted as described in "Consideration of Stockholder Recommendations" below. Following verification of the stockholder status of persons proposing candidates, our Board of Directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate. If our Board of Directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee's background and experience. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our Board of Directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company's business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

CONSIDERATION OF STOCKHOLDER RECOMMENDATIONS

Our Board of Directors considers director candidates recommended by stockholders. Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our Board of Directors. Any stockholder wishing to recommend a candidate for nomination by the Board of Directors should provide the following information in a letter addressed to the Board in care of our President: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder beneficially or of record of our stock, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the Board of Directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director if elected. Additional information may be requested to assist our Board of Directors in determining the eligibility of a proposed candidate to serve as a director. In addition, the notice must meet any other requirements contained in our bylaws.

AUDIT COMMITTEE FUNCTIONS

Because we do not have an audit committee, the entire Board of Directors acts as the audit committee. The Board of Directors has determined that its sole director does not qualify as an audit committee financial expert as defined in Item 401(e) of Regulation S-B of the Securities and Exchange Act of 1934. We have not been able to identify a suitable candidate for our Board of Directors who would qualify as an audit committee financial expert. We do not currently have a written audit committee charter or similar document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of November 10, 2006 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	Percent of Class

Thomas C. Hemingway	1,000,000 (2)	57.1%

Gary Cohee	500,000	28.6%

All Directors and Officers as a group (1 person)	1,000,000 (2)	57.1%

(1) For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 10, 2006. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such a date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except community property laws, the Company believes, based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of common stock which they beneficially own.

(2) Includes 500,000 shares registered in the name of Redwood Investment Group, LLC, an affiliate of Thomas C. Hemingway.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

To the Company's knowledge, based solely on its review of the copies of Section 16(a) forms and other specified written representations furnished to the Company during the most recent fiscal year, none of the Company's officers, directors or greater than ten-percent beneficial owners known to the Company failed to file in a timely manner Section 16(a) reports during or with respect to fiscal year 2006, with the exception that Forms 3 have not been filed by Messrs. Hemingway and Cohee.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE

As set forth in the following table, the Company’s current sole executive officer and director received no compensation from the Company during fiscal year 2006. There were no stock options granted to employees, including the Company’s sole executive officer and director, during fiscal year 2006 and no employee stock options are currently outstanding.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)

Thomas C. Hemingway	2006	--	--	--	--	--	--	--
Director, Chief Executive Officer, President and Chief Financial Officer

DIRECTOR COMPENSATION

Our current director received no compensation for his services as director during the 2006 fiscal year. There were no stock options granted to directors during fiscal year 2006 and no director stock options are currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Thomas C. Hemingway and Gary Cohee were founders of Great American Coffee Company, Inc. which, for accounting purposes, acquired the Company. In connection with the Merger, Mr. Hemingway acquired beneficial ownership of 1,000,000 shares of the Company’s common stock and Mr. Cohee acquired beneficial ownership of 500,000 shares of the Company’s common stock.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees billed to us by the independent auditors, Most & Company, for professional services rendered in connection with our Quarterly Reports on Form 10-QSB and for the audits of our financial statements included in our Annual Reports on Form 10-KSB for the year ended July 31, 2006 was approximately $10,000 and $0, respectively.

Audit Related Fees

None

Tax Fees

There were no tax fees billed by our independent auditors during 2006 and 2005.

All Other Fees

There were no other fees billed by our independent auditors during the last two fiscal years for products and or services.

Pre-approval Policies and Procedures

Before our independent registered public accountant is engaged by the Company to render audit or non-audit services, the engagement and fees are pre-approved by the Company's Board of Directors acting as the Company’s audit committee.

Attendance at Annual Meeting

Representatives of Most & Company are not expected to be present at the Annual Meeting; however, if they choose to be present they will have the opportunity to make a statement if they desire to do so, and also would be expected to be available to respond to appropriate questions.

CODE OF ETHICS

We have not adopted a formal written code of ethics. In the future we may formally adopt a written code of ethics.

STOCKHOLDER PROPOSALS

Stockholder proposals may be submitted for inclusion in the Company’s proxy statement for next year’s annual meeting provided that the written proposal is received by the Company no later than October 1, 2006. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by the Company no later than October 1, 2006.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or electronic means. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

CONTACTING THE BOARD OF DIRECTORS

Stockholders of the Company may send communications to the Board of Directors via U.S. Mail at the following address: DSE Fishman, Inc., Attention: Board of Directors, 2355 Main St., Suite 120, Irvine, California 92614.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders be brought before the meeting, the proxies in the enclosed form confer upon each person who may become entitled to vote the shares pursuant to such proxies discretionary authority to vote the same in accordance with their best judgment in the interests of the Company.

FINANCIAL STATEMENTS

Our annual report to stockholders is being mailed to you with this proxy statement and has been incorporated herein by reference. The annual report to stockholders includes audited balance sheets as of July 31, 2006 and audited statements of operations and cash flows for the fiscal year then ended. We have filed our annual report on Form 10-KSB for the year ended July 31, 2006 with the Securities and Exchange Commission. It is available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THOMAS C. HEMINGWAY, DSE FISHMAN, INC., 2355 MAIN STREET, SUITE 120, IRVINE, CALIFORNIA 92614.

By Order of the Board of Directors,

/s/ THOMAS C. HEMINGWAY
Thomas C. Hemingway
Director, Chief Executive Officer, President and Chief Financial Officer

November 27, 2006

[FRONT OF PROXY CARD]

DSE FISHMAN, INC.
BOARD OF DIRECTORS PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS
AT 6:00 P.M., FRIDAY, JANUARY 26, 2007

The undersigned stockholder of DSE Fishman, Inc. (the “COMPANY”) hereby appoints Thomas C. Hemingway, as proxy, with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

1.	TO APPROVE THE RE-ELECTION OF THE FOLLOWING NOMINEE FOR DIRECTOR

	Thomas C. Hemingway	☐ FOR	☐ AGAINST ☐ ABSTAIN

THE PROXY SHALL BE AUTHORIZED TO ACT IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED:

(Please sign on the reverse side)

__________________________________________________________________________

[BACK OF PROXY CARD]
(Continued from reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF NO CHOICE IS INDICATED THIS PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEE SET FORTH IN PROPOSAL 1 THE PROXY WILL HAVE DISCRETION WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company’s Notice of Meeting and Proxy Statement, dated November 28, 2006 is hereby acknowledged.

Dated:	, 2007

(Signature of Stockholder)

(Signature if held jointly)

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) on your stock certificate. All joint owners whose names appear should sign. Executors, administrators, trustees, guardians, attorneys and others holding stock in a representative or fiduciary capacity, should sign and also give their title. If a corporation, please sign in corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE SIGN, DATE AND MAIL TODAY.
_______________________________________________________________